AGREEMENT

         THIS AGREEMENT is made and entered into and is effective as of May 1, 1999, by and between DATA TRANSMISSION NETWORK CORPORATION, a Delaware corporation (hereinafter "DTN"), and SMARTSERV ONLINE, INC., a Delaware corporation (hereinafter "SmartServ").

                              W I T N E S S E T H:

         WHEREAS, SmartServ and DTN previously entered into a Software License and Service Agreement (the "License Agreement") dated as of May 1, 1998, pursuant to which SmartServ (i) licensed to DTN certain proprietary software programs known as the Internet Software (as such term is defined in the License Agreement) utilized to provide Internet Services (as such term is defined in the License Agreement) to DTN's customers and (ii) agreed to provide other services to DTN;

         WHEREAS, SmartServ and DTN previously entered into a Source Code Escrow Agreement (the "Escrow Agreement") dated as of May 1, 1998, pursuant to which SmartServ agreed to place the source code for the Internet Software in escrow to be released to DTN upon breach of SmartServ's obligations set forth in the Escrow Agreement or the License Agreement;

         WHEREAS, SmartServ and DTN previously entered into a letter of intent (the "Letter of Intent") dated January 26, 1999, setting forth the terms and conditions upon which a wholly owned subsidiary of DTN would merge with SmartServ;

         WHEREAS, the parties hereto desire to (i) amend certain terms and provisions of the License Agreement as specifically set forth in this Agreement and terminate the Letter of Intent, (ii) provide for repayment of indebtedness previously advanced by DTN to SmartServ, (iii) provide for additional consideration to be given by DTN to SmartServ, (iv) provide for SmartServ's issuance to DTN of warrants to purchase 300,000 shares of the Common Stock of SmartServ at an exercise price of $8.60 per share, and (v) agree upon other matters specifically set forth in this Agreement;

         NOW, THEREFORE, in consideration of the above recitals which are made a contractual part of this Agreement, and in consideration of the mutual agreements, provisions and covenants set forth in this Agreement, the parties do hereby agree as follows:

                                       1

                                    SECTION 1

                                  CONSIDERATION

         1.1 In consideration of the parties entering into this Agreement and performing the obligations to be performed by them pursuant to the terms and provisions of this Agreement, (i) SmartServ agrees to repay to DTN in cash concurrently with the execution of this Agreement the cash advances previously made to SmartServ in the aggregate amount of $1,958,300 and (ii) DTN agrees to pay to SmartServ in cash concurrently with the execution of this Agreement the sum of $5,458,300.

                                    SECTION 2

                         AMENDMENTS TO LICENSE AGREEMENT

         2.1 Defined Terms. The following definitions shall be inserted in alphabetical order in Section 1.1 of the License Agreement:


                  "Internet Services means those continuous market quotations and other financial and news information services offered from time to time on the internet by DTN, which use the Internet Software to allow its customers direct internet access (non-wireless) to such services.

                  Internet Services Revenue means (i) the revenue received by DTN from the Subscribers for the Internet Services which consist of initiation fees, installation fees and periodic subscription fees plus
         (ii) the transaction revenue received by DTN from Subscribers and third parties for equities, futures and/or options trading orders executed by Subscribers using an Order Entry System not owned or licensed by SmartServ.

                  Object Code means the form of Internet Software resulting from the translation or processing of the Source Code by a computer into machine language or intermediate code in a form that is not convenient to human understanding but which is appropriate for execution or interpretation by a computer, together with related user documentation.

                  Order Entry System means an equities, futures and/or options trading order entry or routing software application and electronic network directly connected (non-wireless) to the internet that provides Subscribers the ability to effect equities, futures and/or options trades.

                                       2

                  SmartServ Trading Revenue means the transaction revenue received by DTN from Subscribers and third parties for equities, futures and/or options trading orders executed by Subscribers using an Order Entry System owned or licensed by SmartServ.

                  Source Code means, with respect to the Internet Software, the program instructions and codes written by humans with the intention that the instructions and codes be compiled and interpreted by a computer, including all existing commentary, explanations, control procedures, record layouts for all files and program listings-source codes, design documentation, user manuals, programmers' guides, system guides, current compilation instructions, and all other user documentation and programmer documentation, including data flows, data structures, control logic, flow diagrams, and principles of operation, useful for design, modification and maintenance of the Source Code by a programmer.

                  Subscribers means those customers of DTN who subscribe to Internet Services.

                  Y2K Compliant means: (i) the occurrence in or use by the Internet Software of dates on or after January 1, 2000 ("millennial dates") will not adversely affect the performance of the Internet Software with respect to date-dependent data, computations, output or other functions (including but not limited to calculating, comparing and sequencing) and that the Internet Software will create, store, process and output information related to or including millennial dates without errors or omissions and at no additional cost to DTN."

         2.2 Perpetual License. Section 2.1 of the License Agreement is deleted in its entirety and the following is inserted in its place:

                  "2.1 The Licensed Software. SmartServ hereby grants to DTN and its subsidiaries an exclusive, perpetual, worldwide license (the "License") to use the object code of the Internet Software as part of DTN's and its subsidiaries' business operations and to allow the subscribers of DTN and its subsidiaries to use the Internet Software to access the Internet Services. SmartServ agrees not to license, sell, convey or otherwise transfer to anyone other than DTN any rights in the Internet Software except SmartServ may license the "Order Entry FIX Protocol" software to the Bank of New York as provided in this paragraph. In addition, SmartServ shall not use or allow anyone other than DTN to use the Internet Software to compete with the Internet Services. If during any calendar year ending after year 2000 (the "Base Year"), the aggregate SmartServ Trading Revenue for such calendar year does not equal or exceed the aggregate SmartServ Trading Revenue for the Base Year plus 30% thereof for each calendar year following the Base Year, to and including such calendar year, then the exclusivity with respect to the License shall cease and the License shall become nonexclusive unless DTN pays to SmartServ the difference within thirty
         (30) days after the end of such calendar year. If during any calendar quarter ending after the first twelve months of the License Term, DTN does not obtain at least 800 subscribers to the Internet Services (exclusive of renewing subscribers, but not net of terminating subscribers) at an average of at least $84.00 per subscriber per month, which dollar amount shall be reduced 4% each year thereafter but not

                                       3
         below an average of $65.00 per subscriber per month, then the exclusivity with respect to the License shall cease and the License shall become nonexclusive; provided, however, in the event of a sale to any entity listed in Schedule C to this Agreement or to an affiliate of such entity of (i) all or substantially all of the assets of DTN or
         (ii) sufficient stock of DTN to effect a change in control of DTN, by whatever manner including, without limitation, any merger, consolidation, sale of assets, sale of capital stock or similar transaction, the 800 subscribers requirement shall temporarily be raised to 1200 subscribers for the eighteen (18) month period immediately following the occurrence of such event. SmartServ is negotiating an agreement for the license by SmartServ of its "Order Entry FIX Protocol" software to the Bank of New York or its affiliate which is a permitted exception to the exclusivity of the License as provided above. If the Bank of New York or its affiliate acquires a perpetual right or license to use the "Order Entry FIX Protocol" software, DTN shall be entitled to 30% of the revenues derived by SmartServ therefrom.

         2.3 Object Code. The first sentence of Section 2.2 of the License Agreement is deleted in its entirety and the following is inserted in its place:

         "SmartServ shall deliver the Internet Software to DTN in object code form for loading and operating by DTN on a back up server at a mutually agreeable location. SmartServ agrees not to unreasonably object to any location proposed by DTN."

In  addition,  the  following  is added to the end of Section 2.2 of the License
Agreement:

         "From and after the occurrence of an Escrow Release Event, DTN shall be entitled to modify the Internet Software and to develop software derivatives of or interfacing with the Internet Software. All such modifications of and software derivatives of the Internet Software developed by DTN shall be and remain the property of DTN, and SmartServ shall have no rights or interests therein."

         2.4 Source Code Escrow. Subsection (e) of Section 2.3 of the License Agreement is deleted in its entirety and the following is inserted in its place:

                  "e. The Source Code Escrow Package shall, upon request of DTN, be released from escrow to DTN for use by DTN in accordance with this Agreement upon the occurrence of one or more of the following events (collectively the "Escrow Release Events" and individually an "Escrow Release Event"):

                           i. SmartServ is in breach of its obligations under the Source Code Escrow Agreement with DTN and Escrow Agent;

                           ii. if SmartServ files a petition for liquidation and
                  dissolution under Chapter 7 of the Bankruptcy Code of the United States, or an involuntary petition in bankruptcy is filed against SmartServ and is not dismissed or converted for

                                       4
                  reorganization under Chapter 11 of the Bankruptcy Code of the United States within sixty (60) days thereafter, or this Agreement is rejected in a proceeding under Chapter 11 of the Bankruptcy Code of the United States;

                           iii. if  SmartServ  has a negative  net worth for any
                  two consecutive fiscal quarters ending after May 31, 2000;

                           iv. if DTN elects to provide its own  maintenance  of
                  the Internet Software and the Hardware pursuant to the last sentence of Paragraph 4.3;

                           v. in the event of a sale to a DTN competitor  listed
                  in Schedule C to this Agreement or to an affiliate of such competitor of (i) all or substantially all of the assets of SmartServ or (ii) sufficient stock of SmartServ to effect a change in control of SmartServ by whatever manner including, without limitation, any merger, consolidation, sale of assets, sale of capital stock or similar transaction; or

                           vi. if SmartServ  proves unable or otherwise fails to
                  cure a breach of this Agreement within the applicable cure period set forth in this Agreement."

         2.5 License Fee. Section 3.1 of the License Agreement is deleted in its entirety and the following is inserted in its place:


                  "3.1 License and Maintenance Fee. Except as otherwise provided in this Agreement, during the License Term, DTN shall pay to SmartServ a monthly license and maintenance fee (the "License Fee") equal to the sum of seventy percent (70%) of the SmartServ Trading Revenue for such month plus an amount equal to twenty two percent (22%) of the first $909,091 of Internet Services Revenue for such month plus seventeen percent (17%) of the Internet Services Revenue above $909,091 for such month. The License Fees shall be paid to SmartServ within twenty (20) days after the end of the month to which it relates. Notwithstanding the foregoing, upon the occurrence of one or more of the Escrow Release Events, DTN may at its sole cost elect to provide its own maintenance of the Internet Software and the Hardware, in which case DTN shall have no further obligation to pay the License Fees and SmartServ shall have no further obligations under Article 4 of this Agreement. If DTN elects to provide its own maintenance of the Internet Software pursuant to this paragraph, SmartServ agrees not to compete with any of the Internet Services for a period of five (5) years thereafter. The foregoing will not prevent SmartServ from fulfilling its obligations to the Bank of New York as permitted under Section 2.1 of this Agreement."

         2.6 Warranties and Indemnification. Sections 6.2 and 6.3 of the License Agreement are deleted in their entirety and the following are inserted in their place:

                  "6.2 Internet Software. SmartServ warrants that the Documentation faithfully and accurately reflects the functionality provided by the Internet Software. SmartServ warrants that the Internet

                                       5

         Software (i) is free from known material defects; (ii) materially performs in accordance with the Documentation and (iii) is or will be Y2K Compliant by September 30, 1999.

                  6.3 Services. In the event that the Internet Software does not perform as warranted in paragraph 6.2 hereof, SmartServ agrees to use its best efforts to promptly make the Internet Software perform as so warranted. If SmartServ is unable to make the Internet Software perform as so warranted upon thirty (30) days' notice, DTN (i) may elect to provide at its sole cost its own maintenance of the Internet Software and the Hardware, in which case DTN shall have no further obligation to pay the License Fees during the remainder of the License Term and SmartServ shall have no further obligations under Article 4 of this Agreement or (ii) may elect to terminate this Agreement."

         2.7 License Term. Paragraphs 7.1 and 7.2 of the License Agreement are deleted in their entirety and the following is inserted in their place:

                  "7.1 Term. The term of this Agreement shall commence upon the Effective Date and, unless terminated earlier pursuant to Article 7, shall continue until either party terminates this Agreement by written notice to the other party given at least ninety (90) days in advance of such termination, provided such termination may not occur until such time as there are fewer than 1000 Subscribers at an average of at least $84.00 per subscriber per month, which dollar amount shall be reduced 4% each year thereafter but not below an average of $65.00 per subscriber per month. Such term is referred to in this Agreement as the "License Term".

                  7.2 Termination for Cause. DTN shall have the right to terminate this Agreement upon the violation, breach or default of SmartServ, its officers or employees, of any material provision of this Agreement, including but not limited to proprietary rights and confidentiality obligations. In addition, DTN shall have the right to terminate this Agreement (i) upon the occurrence of any Escrow Release Event; or (ii) in accordance with Sections 6.3, 6.6 or 7.1 hereof. SmartServ shall have the right to terminate this Agreement (i) upon DTN becoming insolvent, commencing or becoming subject to any proceedings under any bankruptcy or insolvency law or making any assignment for the benefit of creditors, suffering or permitting the appointment of a receiver for its business or assets or commencing the winding up or liquidating its business or affairs, voluntarily or otherwise; (ii) upon the failure of DTN to pay the License Fees in accordance with this Agreement for any two (2) month period, subject to the notice and cure period provided in Section 7.3; or (iii) in accordance with Section 7.1."

         2.8 Termination of Service Agreement. Each and every reference to "this Agreement and/or the License" contained in Section 7.3 of the License Agreement shall be changed to "this Agreement". In addition, Section 7.4 of the License Agreement shall be deleted in its entirety and the following inserted in its place:

                                       6

                  "7.4 Survival of the License. Notwithstanding any provision to the contrary contained in this Agreement, upon termination of this Agreement, the License shall continue in perpetuity and the provisions of Paragraph 2.1 shall survive the termination of this Agreement."

         2.9 Schedules. Schedules A and C attached to the License Agreement are deleted in their entirety and Schedules A and C attached to this Agreement are inserted in their place.

                                    SECTION 3

                                OTHER AGREEMENTS

         3.1 Termination of The Letter of Intent. The parties agree that, effective immediately, the Letter of Intent is terminated and is of no further force or effect.

         3.2 Release. SmartServ does hereby fully and absolutely release and forever discharge DTN and its affiliates, officers, directors, employees and agents (the "Released Parties") from any and all claims, demands and causes of action of any kind whatsoever, whether known or unknown at the present time, which SmartServ may have against any of the Released Parties with respect to or arising out of the Letter of Intent or the transactions contemplated by the Letter of Intent. The foregoing release is intended and shall be construed as a full and complete release of all claims, demands, and causes of action referred to above. This release shall inure to the benefit of the Released Parties and their respective heirs, representatives, successors and assigns.

         3.3  Escrow  Agreement.  The  parties  shall  enter  into a new  Escrow
Agreement pursuant to which SmartServ will place the Source Code for the Internet Software in escrow to be released to DTN upon the occurrence of one or more Escrow Release Events. The parties shall complete the new Escrow Agreement on or before July 23, 1999 with an Escrow Agent mutually agreeable to both parties and upon terms and conditions substantially the same as the existing Escrow Agreement, with such changes as may be required by the Escrow Agent or agreed to by both parties. The costs of the escrow shall be shared by DTN and SmartServ equally.

                                       7

                                    SECTION 4

                               SmartServ Warrants

         4.1 Issuance of Warrant. SmartServ agrees to issue to DTN a warrant (the "Warrant") to purchase from SmartServ 300,000 duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, par value $.01 per share, of SmartServ (the "Common Stock") at the purchase price per share of $8.60, at any time or from time to time prior to April 30, 2003 or the date one year after the Current Market Price (as hereinafter defined) of the Common Stock reaches $8.60 per share, whichever is earlier. SmartServ and DTN shall promptly negotiate in good faith and execute an agreement evidencing the Warrant, which shall contain such terms, conditions and adjustments as may reasonably be requested by the parties, including, but not limited to, antidilution adjustments to the number and kind of securities to be issued upon exercise of the Warrant and the exercise price. In addition, the Warrant shall contain registration rights substantially similar to those attached to this Agreement as Exhibit A. For purposes of this paragraph, "Current Market Price" shall mean, as of any date, the average daily Market Price (as hereinafter defined) during the period of the most recent 20 consecutive business days ending on such date. For purposes of this paragraph, "Market Price" shall mean, as of any date, the amount per share equal to (x) the last sale price of shares of the Common Stock on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (y) if no shares of Common Stock are then listed or admitted to trading on any national securities exchange but the Common Stock is designated as a national market system security by the NASD, the last trading price of the Common Stock on such date, or if the Common Stock is not so designated, the average of the reported closing bid and asked prices thereof on such date as shown by the NASDAQ system or, if no shares thereof are then quoted in such system, as published by the National Quotation Bureau, Incorporated or any successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by SmartServ.

                                    SECTION 5

                             ADDITIONAL OBLIGATIONS

         5.1 Right of First Refusal. SmartServ hereby agrees that, during the License Term (as defined in the License Agreement), DTN shall have a right of first refusal to supply content to SmartServ's products and services which is not provided directly by SmartServ or its subsidiaries or affiliates. If, during the License Term, SmartServ desires to acquire from third parties content for its products or services which generally is of a type provided by DTN or its subsidiaries and affiliates, then SmartServ agrees to purchase such content from DTN upon the same terms and conditions that SmartServ would purchase such content from a bona fide and unrelated content provider or vendor; provided, however, such right of first refusal is subject to SmartServ's reasonable

                                       8
determination that DTN can provide such content in a manner and of a quality equal to that of other third party content providers or vendors and on a timely basis.

         5.2 Pending Developments. SmartServ agrees to continue with due diligence the development of the CotNet trading software application which has been discussed with DTN. The compensation arrangements with respect to such CotNet trading software application and any other DTN originated trading applications will be agreed upon by the parties on a case by case basis.

         5.3 Administrative Software. SmartServ agrees that the Administrative Software used to administratively control user accounts is to be included in the Internet Software; provided, however, that the License as it relates solely to such Administrative Software is provided on a non-exclusive basis to DTN for its internal use only.

         5.4 Additional Products and Services. The parties agree that SmartServ is engaged in the business of providing software products and services on the Internet referred to as "DTN IQ", "Order Entry Review & Release", "Order Entry FIX Protocol" and "BrokerNet" which are covered by this Agreement. SmartServ's other business operations (hereinafter the "Excluded Business Operations") including but not limited to (i) its telephone screen services, (ii) any other internet products and services not identified above, or (iii) its wireless or PCS services are not covered by the License granted herein. From time to time, parts of SmartServ's Excluded Business Operations may be available for licensing to DTN's customers. Should any of DTN's customers execute a license to utilize any portion of SmartServ's Excluded Business Operations through DTN, DTN shall be entitled to 30% of the revenues derived therefrom.

         5.5 Membership on Board of Directors. During the License Term (as defined in the License Agreement), SmartServ agrees to nominate a person designated from time to time by DTN and acceptable to the SmartServ Board of Directors as a member of the Board of Directors of SmartServ at the appropriate annual meeting of the shareholders of SmartServ held for the purpose of electing directors of SmartServ.

                                    SECTION 6

                                  MISCELLANEOUS

         6.1 Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Nebraska, without regard to principles of conflicts of laws.

         6.2 Entire Agreement. This Agreement, including the Schedules hereto, and the License Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, both oral and written, negotiations, representations, commitments, writings and all other communications between the parties. This Agreement may not be

                                       9
released, discharged, modified or amended except by an instrument in writing signed by a duly authorized representative of each of the parties.

         6.3 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

         6.4 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         6.5 Superseding. From and after the date hereof, all references to the License Agreement (including, but not limited to, such references in the Escrow Agreement and the Asset Purchase Agreement dated April 23, 1998, between
SmartServ and DTN) shall mean the License Agreement as amended by this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement to become effective as of the day and year first above written.

DATA TRANSMISSION NETWORK           SMARTSERV ONLINE, INC.,
CORPORATION, a Delaware             a Delaware corporation
corporation

By:__________________________       By:____________________________

Title:_________________________     Title:___________________________


                                       10

                                   SCHEDULE A

                    [Insert description of Internet Software]

"The reporting person agrees to furnish supplementally a copy of this omitted schedule to the Securities and Exchange Commission upon request."







                                       11

                                   SCHEDULE C

                         List of Prohibited Transferees

Bloomberg L.P.
Bridge Information Systems, Inc.
CBS MarketWatch.com, Inc.
CQG, Inc.
Data Broadcast Corporation
Futuresource/Bridge, L.L.C.
Hoovers, Inc.
Media General Financial Services Inc.
North American Quotations, Inc.
NY Quotes
Omega Research, Inc.
PC Quote, Inc.
Primark Corporation
Quote.com, Inc.
Reuters Group Plc.
Standard and Poor's Comstock, Inc. (S&P Comstock)
Star Data Systems, Inc.
Telekurs Financial Information, Ltd.
Telemet America, Inc.
Telescan, Inc.
The Thompson Corporation
Track Data Corporation
Window on WallStreet, Inc.
Zannett Securities Corporation

                                       12

                                    EXHIBIT A

                               REGISTRATION RIGHTS

[Definitions are in Section 2.]

               Section 1. Registration under Securities Act, Etc.


         1.1 Registration on Request.

         (a) Request. At any time and from time to time after September 30, 1999, upon the written request of DTN, requesting that the Company effect the registration under the Securities Act of all or part of DTN's Registrable Securities and specifying the intended method of disposition thereof, the Company will use its best efforts to effect its registration under the Securities Act, including by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested in such request (but in the case of a shelf registration only if the Company is then eligible to use Form S-2-or S-3 (or any successor forms)), of the Registrable Securities which the Company has been so requested to register by DTN for disposition in accordance with the intended method of disposition stated in such request, all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; provided that the Company shall not be required to effect the registration pursuant to this Section 1.1 of any Warrants (but shall be required to effect the registration of Registrable Securities described in clauses (b) and (c) of the definition of Registrable Securities), and provided, further, that DTN, by written notice to the Company within 10 Business Days after its receipt of a copy of a notice from the managing underwriter delivered pursuant to Section 1.1(g), may withdraw such request and, on receipt of such notice of the withdrawal of such request from DTN, the Company may elect not to effect such registration. Subject to subdivision (g), the Company may include in such registration other securities for sale for its own account or for the account of any other Person.

         (b) Number of Registrations. The Company shall not be required to effect more than one registration pursuant to this Section 1.1, provided that such registration shall permit the disposition of at least 80% of the Registrable Securities issuable to DTN upon exercise of all of the Warrants, provided, further, that if one or more such registrations, in the aggregate, shall not permit the disposition of at least 80% of such Registrable Securities, the Company shall be required to effect one additional registration pursuant to this Section 1.1 so that the aggregate number of such Registrable Securities, shall be at least 80%.

         (c) Registration Statement Form. The Company may, if permitted by law, effect any registration requested under this Section 1.1 by the filing of a registration statement on Form S-3 (or any successor or similar short form registration statement) unless, if such registration involves an underwritten Public Offering of such Registrable Securities, the managing underwriter of such Public Offering shall notify the Company in writing that, in the judgment of such managing underwriter, the use of a more detailed form specified in such

                                       13
notice is of material importance to the success of the Public Offering of such Registrable Securities, in which case such registration shall be effected on the form so specified.

         (d) Expenses. The Company will pay all Registration Expenses in connection with any registration and sale effected pursuant to this Section 1.1.

         (e) Selection of Underwriters. If, in the discretion of DTN, any offering pursuant to this Section 1.1 shall constitute an underwritten offering, the underwriter or underwriters thereof shall be selected, after consultation with the Company, by DTN and shall be acceptable to the Company.

         (f) Effective Registration Statement. A registration requested pursuant to this Section 1.1 will not be deemed to have been effected (x) unless it has become effective, provided that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of DTN shall be deemed to have been effected by the Company at the request of DTN, unless DTN shall have elected to pay all Registration Expenses in connection with such registration, (y) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court entered within one year of the effectiveness of such registration if it is a shelf registration pursuant to Rule 415 under the Securities Act or entered within 90 days of the effectiveness of such registration if other than a shelf registration, or (z) if the conditions to closing specified in the underwriting agreement entered into in connection with such registration are not satisfied other than by reason of some act or omission by such Initiating Holders.

         (g) Priority in Requested Registrations. If a requested registration pursuant to this Section 1.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to DTN) that, in its opinion, the total number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in any such registration to the extent of the number which the Company is so advised can be sold in such offering (x) first, Registrable Securities requested to be included in such registration by DTN, (y) second, any securities proposed by the Company to be sold for its own account, and (z) third, other securities of the Company proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such other securities.

                                       14

         (h) Company Request for Delay. Except with respect to a registration statement covering a shelf registration, the Company shall be entitled to postpone for a reasonable period of time (but not exceeding 180 days) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to this Section 1.1 if the Board of Directors of the Company determines, in its reasonable judgment, that such registration and offering would interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its affiliates and promptly gives DTN written notice of such determination, containing a general statement of the reasons for such postponement and approximation of the anticipated delay. If the Company shall so postpone the filing of a registration statement, DTN shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of the notice of postponement and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which holders of Registrable Securities are entitled pursuant to Section 1.1.

         (i) Shelf Registration Statement. The Company shall be deemed to have complied with a request for registration made by DTN pursuant to this Section
1.1 if, at the time of such request, there shall be an effective shelf registration statement on file with the Commission pursuant to Rule 415 under the Securities Act covering the Registrable Securities which such holders shall have requested to be registered, if such registration statement complies with the provisions of this Section 1.1 and of Section 1.3 and if the Company otherwise fulfills the requirements of Section 1.1 and 1.3 in respect of such registration.

         1.2      Incidental Registration.

         (a) Right to Include Registrable Securities. Notwithstanding any limitation contained in Section 1.1, if the Company at any time on or prior to April 30, 2005 proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will each such time give prompt written notice to DTN of its intention to do so and of DTN's rights under this Section 1.2. Upon the written request of DTN made within 20 days after receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by DTN and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by DTN, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that (x) the Company shall not be required to effect the registration pursuant to this Section 1.2 of any Warrants (but shall be required to effect the registration of Registrable Securities described in clauses (b) and (c) of the definition of Registrable Securities) and (y) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such

                                       15
registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to DTN and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of DTN to request that such registration be effected as a registration under Section 1.1, and (ix) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this Section
1.2 shall relieve the Company of its obligation to effect any registration statement upon request under Section 1.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 1.2.

         (b) Priority in Incidental Registrations. If a registration pursuant to this Section 1.2 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering securities determined as follows:

                  (x) if such registration as initially proposed by the Company was solely a primary registration of its securities, (i) first, the securities proposed by the Company to be sold for its own account, (ii) second, any Registrable Securities requested to be included in such registration, and (iii) third, any other securities of the Company proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such other securities, and

                  (y) if such registration as initially proposed by the Company was in whole or in part requested by holders of securities of the Company, other than DTN, pursuant to demand registration rights, (i) first, securities proposed by the Company to be sold for its own account, (ii) second, such securities held by the holders initiating such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such securities, (iii) third, any Registrable Securities requested to be included in such registration, and (iv) fourth, any other securities of the Company proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the holders of such other securities.

         1.3. Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 1.1 and 1.2, the Company will as expeditiously as possible:

                  (a) prepare and file with the Commission the requisite registration statement (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) to effect such registration and use its best

                                       16
         efforts to cause such registration statement to become effective, provided that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by DTN copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and the expiration of 90 days after such registration statement becomes effective, except with respect to any such registration statement filed pursuant to Rule 415 (or any successor Rule) under the Securities Act, in which case such period shall be one year;

                  (c) furnish to DTN such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as DTN may reasonably request;

                  (d)  use  its  best   efforts  to   register  or  qualify  all
         Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as DTN shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable DTN to consummate the disposition in such jurisdictions of the securities owned by DTN, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                  (e) if such registration includes an underwritten Public Offering, furnish to DTN a signed counterpart, addressed to DTN (and the underwriters), of

                           (x) an opinion of counsel for the Company,  dated the
                  date  of  any  closing  under  the   underwriting   agreement,
                  reasonably satisfactory in form and substance to DTN, and

                           (y) a "comfort"  letter,  dated the effective date of

                                       17
                  such registration statement and the date of any closing under the underwriting agreement, signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten Public Offerings of securities and, in the case of the accountants' letter, such other financial matters, as the underwriters may reasonably request;

                  (f) immediately notify DTN (w) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (x) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (y) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose and (z) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                  (g) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible time;

                  (h) immediately notify DTN, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of DTN promptly prepare and furnish to DTN a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and not file any amendment or supplement to such registration statement or prospectus to which DTN shall have reasonably

                                       18
         objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder, having been furnished with a copy thereof at least three business days prior to the filing thereof;

                  (j) if and when the Common Stock is so listed, designated or authorized as indicated below, use its best efforts (x) to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange (if such Registrable Securities are not already so listed) and on each additional national securities exchange on which similar securities issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (y) to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule llAa2-1 of the Commission or, failing that, secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD.

The Company may require DTN to furnish the Company such information regarding DTN and the distribution of such securities as the Company may from time to time reasonably request in writing.

         1.4      Underwritten Offerings.

         (a) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to the registration requested under Section 1.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to DTN and the underwriters and to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 1.6. DTN shall be a party to such underwriting agreement. DTN shall be required to make such representations and warranties to and agreements with the Company or the underwriters as are customarily contained in such agreements.

         (b) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 1.2 and such securities are to be distributed by or through one or more underwriters, the Company will, subject to the provisions of
Section 1.2(b), if requested by DTN, request such underwriters to include the Registrable Securities to be offered and sold by DTN among the securities to be distributed by such underwriters. DTN shall be a party to the underwriting agreement between the Company and such underwriters. DTN shall be required to make such representations and warranties and agreements with the Company or the underwriters as are customarily contained in such agreements.

         (c) Holdback Agreements. (x) DTN agrees, if so required by the managing underwriter, not to effect any public sale or distribution of securities of the Company of the same class as the securities included in such Registration Statement, during the seven days prior to the date on which any underwritten

                                       19
registration pursuant to Section 1.1 or 1.2 has become effective and the 90 days
thereafter,   or  such  longer  period  as  may  be  required  by  the  managing underwriter.

                  (y) The Company agrees (i) not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to the date on which any underwritten registration pursuant to Section 1.1 or 1.2 has become effective and the 90 days thereafter (or such longer period as may be required by the underwriter), except as part of such underwritten registration and except pursuant to registrations on Form S-4 or S-8 or any successor or similar forms thereto.

         1.5 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act, the Company will give DTN, the underwriter, if any, and counsel for the underwriter, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of DTN and such underwriter, to conduct a reasonable investigation within the meaning of the Securities Act.

         1.6 Indemnification. (a) The Company will, and hereby does, indemnify, to the extent permitted by applicable law, DTN, its officers and directors, and each Person, if any, who controls DTN within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses (under the Securities Act or common law or otherwise), joint or several, caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses are caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information furnished in writing to the Company by DTN expressly for use therein. If the offering pursuant to any registration statement provided for under this Agreement is made through underwriters, no action or failure to act on the part of such underwriters shall affect the obligations of the Company to indemnify DTN or any other Person pursuant to the preceding sentence. If the offering pursuant to any registration statement provided for under this Agreement is made through underwriters, the Company agrees to enter into an underwriting agreement in customary form with such underwriters and the Company agrees to indemnify such underwriters, their officers and directors, if any, and each Person, if any, who controls such underwriters within the meaning of
Section 15 of the Securities Act to the same extent as hereinbefore provided with respect to the indemnification of DTN; provided that the Company shall not be required to indemnify DTN or any such underwriter, or any officer or director of DTN or such underwriter or any Person who controls DTN or such underwriter

                                       20
within the meaning of Section 15 of the Securities Act, to the extent that the loss, claim, damage, liability (or proceedings in respect thereof) or expense for which indemnification is claimed results from DTN's or such underwriter's failure to send or give a copy of the amended or supplemented final prospectus to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such amended or supplemented final prospectus prior to such written confirmation and DTN or the underwriter, as the case may be, was given notice of the availability of such amended or supplemented final prospectus.

         (b) DTN will indemnify, to the extent permitted by applicable law, the Company, its officers and directors and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue statement is contained in or such omission is from information so furnished in writing by such holder expressly for use therein, provided that such holder's obligations hereunder shall be limited to an amount equal to the proceeds to such holder of the Registrable Securities sold pursuant to such registration statement.

         (c) Any Person entitled to indemnification under the provisions of this
Section 1.6 shall (x) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification (but the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this
Section 1.6, except to the extent that the indemnifying party is actually prejudiced by such failure) and (y) unless a conflict of interest between such indemnified and indemnifying parties exists in respect of such claim, permit such indemnifying party to assume the defense of such claim, with counsel reasonably satisfactory to the indemnified party; and if such defense is so assumed, such indemnifying party shall not enter into any settlement without the consent of the indemnified party if such settlement attributes liability to the indemnified party and such indemnifying party shall not be subject to any liability for any settlement made without its consent (which shall not be unreasonably withheld); and any underwriting agreement entered into with respect to any registration statement provided for under this Agreement shall so provide. In the event an indemnifying party shall not be entitled, or elects not, to assume the defense of a claim, such indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified by such indemnifying party in respect of such claim, unless a conflict of interest exists between such indemnified party and any other of such indemnified parties in respect to such claim. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party, its officers, directors or any Person, if any, who controls such party as aforesaid, and shall survive the transfer of such securities by such holder.

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

         (d) If the indemnification provided for in this Section 1.6 shall for any reason be held by a court to be unavailable to an indemnified party under
Section 1.6(a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 1.6(a) or (b), the indemnified party and the indemnifying party under Section 1.6(a) or (b) shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (x) in such proportion as is appropriate to reflect the relative fault of the Company, DTN and the underwriters, if any, which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations or (y) if the allocation provided by clause (x) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company, DTN and the underwriters, if any, from the offering of the securities covered by such registration statement, provided, that for purposes of clauses (x) or (y), the relative benefits received by DTN shall be deemed not to exceed the amount of proceeds received by DTN and DTN shall not be required to contribute any amount in excess of the amount it could have been required to pay to an indemnified party if the indemnity under subsection (a) of this Section 1.6 was available. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

         1.7 Registration Rights to Others. If the Company shall at any time after the date of this Warrant provide to any holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act, such rights shall not be in conflict with any of the rights provided in this Section 1 to the holders of Registrable Securities; provided, however, the foregoing shall not preclude the Company from granting registration rights which are more favorable than those contained in this Warrant so long as such rights do not preclude the Company from complying with the terms of this Warrant.

         1.8 Rule 144. If and when the Common Stock is either listed, designated or authorized as provided in Section 1.3(j), the Company shall take all actions reasonably necessary to enable DTN to sell such shares of Common Stock issuable upon exercise of this Warrant without registration under the Securities Act within the limitation of the provisions of Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rules or regulations hereafter adopted by the Commission, including, without limitation, filing on a timely basis all reports required to be filed pursuant to the Exchange Act. Notwithstanding the provisions of Sections 1.1 and 1.2, the Company has no obligation to effect the registration of any Registrable Securities as provided in such sections if DTN can then sell under Rule 144 all the Registrable Securities which otherwise would be registered in accordance with such sections, as applicable; provided such exception does not preclude DTN from exercising its registration rights on a future occasion.

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

Section 2.        Definitions.

         As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         Commission: the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act or the Exchange Act, whichever is the relevant statute for the particular purpose.

         Common Stock: the Company's common stock, par value $.01 per share, as constituted on the date hereof, any stock into which such common stock shall have been changed or any stock resulting from any reclassification of such common stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

         Company: SmartServ Online, Inc., a Delaware corporation.

         DTN: Data Transmission Network Corporation or any successor to its business.

         NASD: the National Association of Securities Dealers.

         NASDAO: the Automated Quotation System of the NASD.

         Other Securities: any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which DTN at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to this Warrant or otherwise.

         Person: an individual, a partnership, an association, a joint venture, a corporation, a business, a trust, an unincorporated organization or a government or any department, agency or subdivision thereof.

         Public Offering: any offering of Common Stock to the public pursuant to an effective registration statement under the Securities Act.

         Registrable Securities: (a) the Warrants, (b) any shares of Common Stock or other Securities issued or issuable upon exercise of the Warrants and
(c) any securities issued or issuable with respect to any common Stock or Other Securities referred to in subdivision (b) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular

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                                      -90-

Registrable Securities, once issued such securities shall cease to be Registrable Securities when (x) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (y) they shall have been sold as permitted under Rule 144 (or any successor provision) under the Securities Act, or (z) they shall have ceased to be outstanding.

         Registration Expenses: all expenses incident to the Company's performance of or compliance with Section 1, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by the underwriters with respect to such registration, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, and the fees and disbursements of DTN's counsel and accountants.

         Securities Act: the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time of determination.

         Warrants: the meaning specified in the opening paragraphs of this Warrant.


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